The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the "SEC"). The depositor has filed or will file with the SEC a prospectus supplement and any issuer free-writing prospectus with respect to this offering (together with the registration statement and prospectus, the "Offering Documentation"). Before you invest, you should read the prospectus in that registration statement and other documents relating to this offering that the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Lehman Brothers
                               Price-Yield Report

                            Settlement Date: 01/31/07

                             Yield Table - Bond WF-1

                ---------------------------------------------
                            Bond Summary - Bond WF-1
                ---------------------------------------------
                Fixed Coupon: 7.000           Type: Fixed
                    Orig Bal: 102124000

                      Factor: 1.0000000
                 Factor Date: 01/25/07    Next Pmt: 02/25/07
                       Delay: 24             Cusip:
                ---------------------------------------------

                                ------------------------------------------------------------------------------------------------
                                                   75 PPC               90 PPC              100 PPC              110 PPC
                                ------------------------------------------------------------------------------------------------
                                Price           Yield   Duration   Yield    Duration   Yield      Duration   Yield     Duration
                                ------------------------------------------------------------------------------------------------
                                  101.84375    6.35672    3.118     6.23809   2.690     6.15609    2.457     6.07068  2.254
                                ------------------------------------------------------------------------------------------------
                                Average Life          3.90                 3.25                2.92                 2.64
                                  First Pay         02/25/07             02/25/07            02/25/07             02/25/07
                                  Last Pay          11/25/17             01/25/16            02/25/15             05/25/14
                                ------------------------------------------------------------------------------------------------

                                -------------------------------------------------------------------------------------------------
                                                  125 PPC             150 PPC             175 PPC                200 PPC
                                -------------------------------------------------------------------------------------------------
                                Price          Yield    Duration   Yield      Duration   Yield    Duration    Yield   Duration
                                -------------------------------------------------------------------------------------------------
                                  101.84375    5.93165  1.986       5.67159  1.626      5.35288    1.329     5.02275   1.117
                                -------------------------------------------------------------------------------------------------
                                Average Life         2.28                 1.81                  1.45                1.20
                                  First Pay        02/25/07             02/25/07             02/25/07            02/25/07
                                  Last Pay         05/25/13             03/25/12             05/25/11            01/25/10
                                -------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
      Tsy BM    3-mo     6-mo     2-yr   3-yr      5-yr     10-yr    30-yr
-----------------------------------------------------------------------------
       Yield  5.1455   5.1742   4.9367 4.8543    4.8004    4.8016   4.8972
      Coupon                    4.8750 4.6250    4.7500    4.6250   4.5000
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 Lib BM    1-mo   2-mo    3-mo      6-mo     1-yr     2-yr     3-yr       4-yr    5-yr  7-yr
----------------------------------------------------------------------------------------------
  Yield  5.3200 5.3438   5.3600   5.3906    5.4192  5.2817    5.2143     5.1974  5.2029 5.2309
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Lib BM     8-yr       9-yr     10-yr   12-yr    15-yr    20-yr   25-yr  30-yr
-------------------------------------------------------------------------------
  Yield    5.2486    5.2674    5.2866  5.3216   5.3655   5.4044  5.4133 5.4122
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering. You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

Lehman Brothers

                               Price-Yield Report

                            Settlement Date: 01/31/07

                        Discount Margin Table - Bond 1-A1

                ---------------------------------------------------------------
                                 Bond Summary - Bond 1-A1
                ---------------------------------------------------------------
                Initial Coupon: 5.400                  Type: Fltr
                      Orig Bal: 145377000
                                                    Formula: (USD_LIB_1M)+8.0bp
                        Factor: 1.0000000  Cap/Floor/Margin: 100.00/0.18/0.08
                   Factor Date: 01/25/07           Next Pmt: 02/25/07
                         Delay: 0                     Cusip:
                ---------------------------------------------------------------

                                                 -----------------------------------------------------------------------------------
                                                                    10 CPR           20 CPR          25 CPR         30 CPR
                                                 -----------------------------------------------------------------------------------
                                                    Price        DM   Duration    DM   Duration    DM    Duration   DM    Duration
                                                 -----------------------------------------------------------------------------------
                                                    99-29        11     2.830     14     1.456    16    1.149       18    0.941
                                                    99-30        10               12              13                14
                                                    99-31         9               10              11                11
                                                   100-00         8     2.832      8     1.457     8    1.150        8    0.942
                                                   100-01         7                6               5                 5
                                                   100-02         6                4               3                 1
                                                   100-03         5     2.834      2     1.458     0    1.151       -2    0.943
                                                 -----------------------------------------------------------------------------------
                                                 Average Life       3.24              1.57             1.22             0.99
                                                  First Pay        02/25/07         02/25/07         02/25/07         02/25/07
                                                  Last Pay         09/25/14         09/25/10         11/25/09         04/25/09
                                                 -----------------------------------------------------------------------------------

                                                 -------------------------------------------------------------------
                                                                    35 CPR           40 CPR            50 CPR
                                                 -------------------------------------------------------------------
                                                    Price        DM    Duration    DM   Duration    DM    Duration
                                                 -------------------------------------------------------------------
                                                    99-29        20     0.789      22     0.673     26     0.506
                                                    99-30        16                17               20
                                                    99-31        12                12               14
                                                   100-00         8     0.790       8     0.673      8     0.506
                                                   100-01         4                 3                2
                                                   100-02         0                -1               -4
                                                   100-03        -4     0.791      -6     0.674    -10     0.507
                                                 -------------------------------------------------------------------
                                                 Average Life       0.83              0.70             0.53
                                                  First Pay       02/25/07         02/25/07          02/25/07
                                                  Last Pay        12/25/08         08/25/08          03/25/08
                                                 -------------------------------------------------------------------

------------------------------------------------------------------------------
      Tsy BM    3-mo     6-mo     2-yr     3-yr   5-yr       10-yr    30-yr
------------------------------------------------------------------------------
       Yield  5.1336   5.1682   4.9393   4.8653  4.8213     4.8231   4.9244
      Coupon                    4.8750   4.6250  4.6250     4.6250   4.5000
------------------------------------------------------------------------------

------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Lib BM  1-mo       2-mo   3-mo   6-mo      1-yr    2-yr     3-yr       4-yr   5-yr      7-yr
-----------------------------------------------------------------------------------------------
 Yield 5.3200    5.3400 5.3600   5.3900   5.4282   5.2968   5.2353   5.2233  5.2313   5.2620
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
Lib BM    8-yr  9-yr      10-yr    12-yr    15-yr    20-yr   25-yr  30-yr
---------------------------------------------------------------------------
 Yield   5.2812 5.2987    5.3156   5.3506   5.3959   5.4312  5.4440 5.4419
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering. You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

Lehman Brothers

                               Price-Yield Report

                            Settlement Date: 01/31/07

                        Discount Margin Table - Bond 1-A2

                ---------------------------------------------------------------
                                 Bond Summary - Bond 1-A2
                ---------------------------------------------------------------
                Initial Coupon: 5.480                  Type: Fltr
                      Orig Bal: 77745000
                                                    Formula: (USD_LIB_1M)+16.0bp
                        Factor: 1.0000000  Cap/Floor/Margin: 100.00/0.07/0.16
                   Factor Date: 01/25/07           Next Pmt: 02/25/07
                         Delay: 0                     Cusip:
                ---------------------------------------------------------------

                                                ---------------------------------------------------------------------------------
                                                                   10 CPR           20 CPR          25 CPR            30 CPR
                                                ---------------------------------------------------------------------------------
                                                   Price        DM   Duration    DM   Duration    DM    Duration   DM    Duration
                                                ---------------------------------------------------------------------------------
                                                   99-29        17     8.743     18     5.195    18    4.204       19   3.456
                                                   99-30        17               17              17                18
                                                   99-31        16               17              17                17
                                                  100-00        16     8.746     16     5.197    16    4.206       16   3.457
                                                  100-01        16               15              15                15
                                                  100-02        15               15              15                14
                                                  100-03        15     8.749     14     5.198    14    4.207       13   3.458
                                                ---------------------------------------------------------------------------------
                                                Average Life        12.46            6.32            4.92           3.94
                                                 First Pay        09/25/14         09/25/10        11/25/09       04/25/09
                                                 Last Pay         11/25/25         03/25/17        01/25/15       07/25/13
                                                ---------------------------------------------------------------------------------

                                                --------------------------------------------------------------------
                                                                   35 CPR            40 CPR             50 CPR
                                                --------------------------------------------------------------------
                                                   Price         DM    Duration    DM   Duration    DM    Duration
                                                --------------------------------------------------------------------
                                                   99-29         19     2.869      20     2.389     21     1.703
                                                   99-30         18                19               20
                                                   99-31         17                17               18
                                                  100-00         16     2.870      16     2.389     16     1.703
                                                  100-01         15                15               14
                                                  100-02         14                13               12
                                                  100-03         13     2.871      12     2.390     11     1.704
                                                --------------------------------------------------------------------
                                                Average Life      3.20              2.62             1.82
                                                 First Pay      12/25/08         08/25/08          03/25/08
                                                 Last Pay       06/25/12         08/25/11          10/25/09
                                                --------------------------------------------------------------------

--------------------------------------------------------------------------
      Tsy BM    3-mo     6-mo     2-yr     3-yr    5-yr    10-yr    30-yr
--------------------------------------------------------------------------
       Yield  5.1336   5.1682   4.9393   4.8653   4.8213  4.8231   4.9244
      Coupon                    4.8750   4.6250   4.6250  4.6250   4.5000
--------------------------------------------------------------------------

--------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
    Lib BM   1-mo       2-mo   3-mo      6-mo      1-yr      2-yr     3-yr    4-yr     5-yr    7-yr
----------------------------------------------------------------------------------------------------
     Yield  5.3200    5.3400  5.3600     5.3900   5.4282    5.2968  5.2353   5.2233  5.2313   5.2620
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Lib BM     8-yr    9-yr     10-yr    12-yr    15-yr    20-yr   25-yr  30-yr
--------------------------------------------------------------------------------
     Yield    5.2812  5.2987    5.3156   5.3506   5.3959   5.4312  5.4440 5.4419
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering. You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

Lehman Brothers

                               Price-Yield Report

                            Settlement Date: 01/31/07

                        Discount Margin Table - Bond 1-A4

                ---------------------------------------------------------------
                                 Bond Summary - Bond 1-A4
                ---------------------------------------------------------------
                Initial Coupon: 5.550                  Type: Fltr
                      Orig Bal: 36228000
                                                    Formula: (USD_LIB_1M)+23.0bp
                        Factor: 1.0000000  Cap/Floor/Margin: 100.00/0.26/0.23
                   Factor Date: 01/25/07           Next Pmt: 02/25/07
                         Delay: 0                     Cusip:
                ---------------------------------------------------------------

                                              ----------------------------------------------------------------------------------
                                                                 10 CPR           20 CPR          25 CPR           30 CPR
                                              ----------------------------------------------------------------------------------
                                                 Price        DM   Duration    DM   Duration    DM    Duration   DM    Duration
                                              ----------------------------------------------------------------------------------
                                                 99-29        24    11.475     24     7.642    24    6.357       25   5.367
                                                 99-30        24               24              24                24
                                                 99-31        23               23              23                24
                                                100-00        23    11.480     23     7.643    23    6.358       23   5.368
                                                100-01        23               23              23                22
                                                100-02        22               22              22                22
                                                100-03        22    11.484     22     7.645    22    6.359       21   5.369
                                              ----------------------------------------------------------------------------------
                                              Average Life       18.82             10.15           7.99           6.49
                                               First Pay        11/25/25         03/25/17        01/25/15       07/25/13
                                               Last Pay         11/25/25         03/25/17        01/25/15       07/25/13
                                              ----------------------------------------------------------------------------------

                                              -------------------------------------------------------------------
                                                                35 CPR           40 CPR            50 CPR
                                              -------------------------------------------------------------------
                                                 Price        DM    Duration    DM   Duration    DM    Duration
                                              -------------------------------------------------------------------
                                                 99-29        25     4.602      25     3.978     26     2.877
                                                 99-30        24                25               25
                                                 99-31        24                24               24
                                                100-00        23     4.603      23     3.979     23     2.877
                                                100-01        22                22               22
                                                100-02        22                21               21
                                                100-03        21     4.603      21     3.979     20     2.878
                                              -------------------------------------------------------------------
                                              Average Life      5.40              4.57              3.19
                                               First Pay      06/25/12         08/25/11          10/25/09
                                               Last Pay       06/25/12         08/25/11          06/25/10
                                              -------------------------------------------------------------------

-----------------------------------------------------------------------------
      Tsy BM    3-mo     6-mo     2-yr     3-yr   5-yr       10-yr    30-yr
-----------------------------------------------------------------------------
       Yield  5.1336   5.1682   4.9393   4.8653  4.8213     4.8231   4.9244
      Coupon                    4.8750   4.6250  4.6250     4.6250   4.5000
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 Lib BM   1-mo       2-mo    3-mo      6-mo    1-yr      2-yr     3-yr    4-yr    5-yr      7-yr
------------------------------------------------------------------------------------------------
  Yield  5.3200    5.3400  5.3600     5.3900  5.4282    5.2968  5.2353   5.2233  5.2313   5.2620
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
 Lib BM      8-yr       9-yr     10-yr    12-yr    15-yr    20-yr   25-yr   30-yr
---------------------------------------------------------------------------------
  Yield     5.2812    5.2987    5.3156   5.3506   5.3959   5.4312  5.4440  5.4419
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering. You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.

Lehman Brothers

                               Price-Yield Report

                            Settlement Date: 01/31/07

                        Discount Margin Table - Bond 1-A5

                ---------------------------------------------------------------
                                  Bond Summary - Bond 1-A5
                ---------------------------------------------------------------
                Initial Coupon: 5.550                  Type: Fltr
                      Orig Bal: 53608000
                                                    Formula: (USD_LIB_1M)+23.0bp
                        Factor: 1.0000000  Cap/Floor/Margin: 100.00/0.33/0.23
                   Factor Date: 01/25/07           Next Pmt: 02/25/07
                         Delay: 0                     Cusip:
                ---------------------------------------------------------------

                                           ---------------------------------------------------------------------------------
                                                              10 CPR           20 CPR          25 CPR         30 CPR
                                           ---------------------------------------------------------------------------------
                                              Price        DM   Duration    DM   Duration    DM    Duration   DM    Duration
                                           ---------------------------------------------------------------------------------
                                              99-29        25     5.364     26     3.118    27    2.519       27   2.080
                                              99-30        24               25              25                26
                                              99-31        24               24              24                24
                                             100-00        23     5.368     23     3.120    23    2.522       23   2.082
                                             100-01        22               22              22                22
                                             100-02        22               21              21                20
                                             100-03        21     5.373     20     3.123    19    2.524       19   2.084
                                           ---------------------------------------------------------------------------------
                                           Average Life        7.38             3.74             2.92             2.35
                                            First Pay        02/25/07         02/25/07        02/25/07          02/25/07
                                            Last Pay         11/25/25         03/25/17        01/25/15          07/25/13
                                           ---------------------------------------------------------------------------------

                                           ---------------------------------------------------------------------
                                                               35 CPR           40 CPR            50 CPR
                                           ---------------------------------------------------------------------
                                              Price          DM    Duration    DM   Duration    DM    Duration
                                           ---------------------------------------------------------------------
                                              99-29          28     1.743      29     1.472     32     1.068
                                              99-30          26                27               29
                                              99-31          25                25               26
                                             100-00          23     1.744      23     1.473     23     1.069
                                             100-01          21                21               20
                                             100-02          19                19               17
                                             100-03          18     1.746      17     1.475     14     1.070
                                           ---------------------------------------------------------------------
                                           Average Life        1.94              1.61             1.14
                                            First Pay        02/25/07         02/25/07          02/25/07
                                            Last Pay         06/25/12         08/25/11          06/25/10
                                           ---------------------------------------------------------------------

------------------------------------------------------------------------------
      Tsy BM    3-mo     6-mo     2-yr     3-yr    5-yr     10-yr    30-yr
------------------------------------------------------------------------------
       Yield  5.1336   5.1682   4.9393   4.8653   4.8213   4.8231   4.9244
      Coupon                    4.8750   4.6250   4.6250   4.6250   4.5000
------------------------------------------------------------------------------

------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Lib BM   1-mo       2-mo   3-mo      6-mo    1-yr      2-yr    3-yr     4-yr    5-yr
--------------------------------------------------------------------------------------
 Yield  5.3200    5.3400 5.3600     5.3900  5.4282    5.2968  5.2353   5.2233  5.2313
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Lib BM    7-yr      8-yr     9-yr     10-yr    12-yr    15-yr    20-yr   25-yr   30-yr
--------------------------------------------------------------------------------------
 Yield  5.2620     5.2812  5.2987    5.3156   5.3506   5.3959   5.4312  5.4440  5.4419
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering. You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.